Summary of Significant Accounting Policies and Significant Concentrations and Risks	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Organization, Consolidation and Presentation of Financial Statements Disclosure and Significant Accounting Policies [Text Block]
(2)	Summary of Significant Accounting Policies and Significant Concentrations and Risks

(a)	Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared and presented in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The realization of assets and the satisfaction of liabilities in the normal course of business are dependent on, among other things, the Company’s ability to operate profitably and to generate cash flows from operations, and the ability to pursue financing arrangements, including the renewal or rollover of its bank borrowings, to support its working capital requirements and its obligations and commitments on loans and borrowings when they become due.

The following factors raise substantial doubt about the Company’s ability to continue as a going concern:

•	For the year ended December 31, 2018, the Company incurred a net loss of RMB 1,654,240 (US$ 240,599).

•	As of December 31, 2018, the Company had a total deficit attributable to the Company of RMB 13,305,925 (US$ 1,935,267) and a deficit in working capital of RMB 11,861,466 (US$ 1,725,178).

•
As of December 31, 2018, the Company had cash, cash equivalents and restricted cash of RMB 604,381 (US$ 87,903), short-term borrowings, including medium-term notes past due and current portion of medium-term notes and long-term debt of RMB 10,685,576 (US$ 1,554,153) and long-term debts of RMB 796,857 (US$ 115,898).

•
As of December 31, 2018 and the date of issuance of these statements, Baoding Tianwei Yingli New Energy Resources Co., Ltd. (“Tianwei Yingli”), one of the Company’s major manufacturing subsidiaries, had RMB 2,226,506 (US$ 323,832) and approximately RMB 2,272,952 (US$ 330,587) medium term notes overdue, including principal and interest, respectively.

•
As of December 31, 2018, the Company had RMB 1,107,138 (US$ 161,027) of short-term borrowings overdue, included principal of RMB 920,096 (US$ 133,822) and interest of RMB 187,042 (US$ 27,205), respectively. As of the date of issuance of these statements, the Company had RMB 3,663,799 (US$ 532,878) of short-term borrowings overdue, included principal of RMB 3,332,745  (US$ 484,728) and interest of RMB 331,054 (US$ 48,150), respectively.

•	As of December 31, 2018, except for those loans and debts mentioned above, total short term loans required to be repaid within one year is RMB 8,008,480 (US$ 1,164,785).

The liquidity of the Company is primarily dependent on its ability to generate adequate cash flows from operations, to renew or rollover its short-term borrowings, to agree on a debt restructuring plan with all of its creditors and to persuade its creditors to refrain from enforcing the Company’s debt payment obligations or initiate any bankruptcy, liquidation or similar proceeding against the Company (including any of its major subsidiaries) in any jurisdiction before a viable debt restructuring plan is adopted and approved by all relevant parties.

The Company has carried out a review of its cash flow forecast for the twelve months from the date of issuance of these statements. In preparing the cash flow forecast, the Company's management has considered historical cash requirements of the Company, the Company's expected debt repayment obligations in 2019 and beyond, the likelihood of agreeing on a debt restructuring plan with its creditors, the likelihood of its creditors to refrain from enforcing its debt payment obligations before adoption and approval of a debt restructuring plan, its plan to further reduce operating costs and expenses, as well as the potential outcome of the arbitration as mentioned in note 23(b)(iii). The management also made the assumption about the numbers of shipments of modules. The Company is currently exploring a variety of measures to improve the Company’s liquidity and financial position as follows:

Renewal or Rollover of Borrowings and other Financing Arrangements

The Company has renewed or rolled over a portion of its short-term bank and other borrowings upon their maturity dates during 2018 with additional conditions imposed by the lenders for such renewals and rollovers. The Company has been actively negotiating with its lending banks for further extension of some short-term bank borrowings due in 2019. However, as of the issuance date of this annual report, the Company has not received the consent of its major lending banks to further extend the remaining portion of its short-term bank borrowings with a total principle amount of RMB 2,389 million which became due in March and April 2019. Therefore, the Company is in payment default on these short-term bank borrowings, which has triggered cross defaults under its borrowings from other lenders. While as of the date of this annual report, the Company is not aware of any legal action taken by its lending banks against the Company, the Company cannot assure that these banks will not take any legal actions against it in the future. The Company plans to continue its discussion with its lending banks to work out a solution to its debt repayment issue in conjunction with the discussions relating to its debt restructuring.

Debt Restructuring

In order to properly consider the Company’s options with respect to and ultimately resolve the Company’s debt repayment issues, and to improve the Company’s liquidity and debt structure, the Company’s board of directors formed a special committee (the "Special Committee") comprised solely of independent directors in March 2017 to assess its operating and financial situation and evaluate, develop and recommend one or more strategic alternatives and financing plans potentially workable to it and its creditors. The Special Committee subsequently engaged an outside financial advisor and legal advisors to assist it in carrying out its work.

The Company has been in active discussion with its creditors about potential debt restructuring plans.
The Company endeavors to work out a debt restructuring plan that will significantly reduce the amount of outstanding debts of its principal subsidiaries and provide them with funding necessary to maintain and improve their normal operations.

As of the date of the annual report, while alternative debt restructuring plans have been prepared and discussed with the Company, the Company’s major creditors and potential new investors, the Company has not received any binding proposal from any party with respect to the debt restructuring and neither it nor the Special Committee has made any decision to engage in any particular transaction with respect to the debt restructuring. While the Company is aware that the Company’s major creditors are working on a framework of the debt restructuring plan for the approval of the State Council of the People’s Republic of China, which may include the conversion of the debt owed to the bank creditors to a controlling equity interest of its major subsidiaries, the Company cannot assure as to the timing or detailed content of such proposal, and such proposal is likely to require the Company to transfer all of the operating business and assets to the creditors to settle its debts. As of the date of this report, the Company noted that the major creditors were actively communicating with related governmental authorities for the framework of the debt restructuring plan. The Company cannot assure if any proposed debt restructuring plan will be approved by the State Council of the People’s Republic of China, or agreed to by all of its creditors or be acceptable to it as determined by the board of directors and the Special Committee. The Company cannot assure that any proposed debt restructuring plan will leave any value for its shareholders, either. In addition, given the current financial condition, it is possible for the board of directors and the Special Committee to conclude that they will not be able to work out a debt restructuring plan that preserves some value for its shareholders without compromising the interests of the creditors, in which case they may approve a debt restructuring plan that disposes all of its business and assets to its creditors without leaving any value for its shareholders.

Voluntary Forbearance by Creditors of the Company

The Company has successfully persuaded some of its creditors to refrain from enforcing the Company’s debt payment obligations or initiate any bankruptcy, liquidation or similar proceeding against the Company (including any of its major subsidiaries) in any jurisdiction before a viable debt restructuring plan is adopted and approved by all relevant parties. As a debt restructuring plan may maximize value for all creditors, the Company will endeavor to persuade its creditors to continue such voluntary forbearance.

The Company cannot assure, however, that it will always be successful in persuading all of its creditors to observe such voluntary forbearance.
In 2017, one of the holders (the “Note Holder” A) of the MTNs filed a lawsuit against Tianwei Yingli in a PRC court to recover the amount due under such MTNs. The claimed principal amount of the MTNs held by the Note Holder is RMB 65.7 million, representing approximately 3.7% of the total amount of the MTNs that are still outstanding. The Note Holder A claimed that Tianwei Yingli should repay principal, interest and overdue penalty for an aggregate amount of RMB 74.4 million and bear costs relating to the lawsuit. On May 18, 2018, the court has ruled that, Tianwei Yingli should repay the remaining principle and overdue penalty of the MTNs, held by the Note Holder A, to the Note Holder A, the Company is now in the process of negotiation with the Note Holder A in terms of an amicable solution.

In April 2018, December 2018 and January 2019, three of the other holders (the Note Holders B, C and D, respectively) filed lawsuits against Tianwei Yingli separately in different PRC courts, covering principal amount of RMB 110.0 million, RMB 60 million, and RMB 300 million, representing approximately 6.3%, 3.4% and 17.1% of the total amount of the MTNs, that are still outstanding. The Note Holder B claimed that Tianwei Yingli should repay the aforementioned principal amount of RMB 110.0 million, as well as the interest and overdue penalty, with an amount of RMB 6.7 million and RMB 17.3 million, respectively and bear costs relating to the lawsuit. The Note Holder C claimed that Tianwei Yingli should repay principal, interest and overdue penalty on the MTNs for an aggregate amount of RMB 76.0 million and bear costs relating to the lawsuit. The Note Holder D claimed that Tianwei Yingli should repay principal, interest and overdue penalty on the MTNs for an aggregate amount of RMB 434.4 million and bear costs relating to the lawsuit.
On April 12, 2019, a PRC court made a judgment that Tianwei Yingli should repay principal and interest in the aggregate amount of RMB 318 million as well as overdue penalty (calculated at the daily interest rate of 0.021% for the period from May 13, 2016 until full repayment of the principal and interest) to Note Holder D and bear majority of costs relating to the lawsuit. In addition, on April 16, 2019, another PRC court made a judgment that Tianwei Yingli should repay principal, interest, and part of the overdue penalty in the aggregate amount of RMB 76 million as well as further overdue penalty (calculated at the daily interest rate of 0.021% for the period from November 17, 2018 until full repayment of the principal and interest) to Note Holder C and bear costs relating to the lawsuit. The Company decided not to appeal the two judgments in favor of Note Holder C and D. The lawsuit filed by Note Holder B is ongoing, and the Company has not received any effective judgment for the lawsuit yet.

In March 2018, one of financial creditors of Yingli China, filed a lawsuit against Yingli China, demanding immediate repayment of outstanding loans from this creditor with a total amount of RMB 106.4 million (including RMB 98.0 million of principal and RMB 8.4 million of unpaid interests). Tianwei Yingli and Yingli China have been vigorously defending its rights in court while continuing to seek a mutually beneficial solution out of court. Considering the amount claimed by the Note Holder, the Company does not expect this lawsuit to have any direct material impact on the Company’s overall operation or liquidity position.

The Company is still in discussion with all of its other financial creditors. Except the legal proceedings mentioned above, the Company is not aware of any other legal proceedings initiated by any of its other financial creditors. However, the Company’s negotiations with various creditors may not be successful. The creditors may file additional lawsuits against the Company or even file petitions for the bankruptcy of the Company or its subsidiaries within and outside of China.

Based on the management’s assessment, there can be no assurance, however, that measures above will be successfully completed on terms acceptable to the Company, or effectively implemented within one year after the date that the consolidated financial statements are issued, or when implemented, it will mitigate the relevant conditions or events that raise substantial doubt about the Company's ability to continue as a going concern. The Company’s plans for maintaining its continuing operations, even if successful, may not result in sufficient cash flow to finance and maintain its business. Facts and circumstances including recurring losses, negative working capital, net cash outflows, uncertainties on the repayment of the debts, and progress of debt restructuring plan raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

(b)	Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Yingli Green Energy and its subsidiaries. For consolidated subsidiaries where the Company’s ownership in the subsidiary is less than 100%, the equity interest not held by the Company is presented as non-controlling interests. All significant inter-company balances and transactions have been eliminated upon consolidation.

In 2016, the Company entered into four separate agreements with two entities unrelated to the Company, and two related parties to dispose the Company’s 100% equity interest in four subsidiaries. The disposal gain of RMB 34,339, representing the difference between total combined consideration of RMB 5,026 and total combined negative net book value (including unrealized profits of RMB 29,332 on inter-company sales) of these four subsidiaries of RMB 29,313, comprised of total assets of RMB 53,411 net of related liabilities of RMB 82,724, was recognized in the “Other Income” in the Consolidated Statements of Comprehensive Loss of 2016 upon the disposal of these subsidiaries.

In 2017, the Company entered into three separate agreements with one related party of the Company and two entities unrelated to the Company, to dispose the Company’s 100% equity interest in three subsidiaries. The disposal gain of RMB 8,455, representing the difference between total combined consideration of RMB 64,848 and total combined net book value of these three subsidiaries of RMB 56,392, comprised of total assets of RMB 84,480 net of related liabilities of RMB 28,088, was recognized in the “Other Income” in the Consolidated Statements of Comprehensive Loss of 2017 upon the disposal of these subsidiaries.

In 2018, the Company entered into four separate agreements with five entities unrelated to the Company to dispose the Company’s 100% equity interest in five subsidiaries. The total consideration was 4 Euros. The disposal loss of RMB 19,024 (US$ 2,767), representing the difference between total combined negative net book value of these five subsidiaries of RMB 131,666 (US$ 19,150) and the Company’s forgiveness of receivables from these five subsidiaries with amount of RMB 150,690 (US$ 21,917), was recognized in the “Other Income” in the Consolidated Statements of Comprehensive Loss of 2018 upon the disposal of these subsidiaries. Upon the disposal date, the cash and cash equivalents balance of the five entities are amounted to RMB 11,412 (US$ 1,660). All the other four subsidiaries were wholly owned by the Company, except for one of the five entities, Yingli Greece, has a minority shareholder with non-controlling interests. The above transaction’s impact to Yingli Greece’s non-controlling interests can be referred to Note (13). These transactions were not qualified for discontinued operation.

(c)	Significant Concentrations and Risks

Revenue concentrations

The Company’s business depends substantially on government incentives given to its customers. In many countries in which the Company sells its products, the market of the Company’s products would not be commercially viable on a sustainable basis without government incentives. This is largely in part caused by the cost of generating electricity from solar power currently exceeding and that is expected to continue to exceed the costs of generating electricity from conventional energy sources. The Company generated approximately 97%, 95% and 91% of its total net revenues for the years ended December 31, 2016, 2017 and 2018, respectively, from sales to customers in countries with known government incentive programs for the use of solar products. A significant reduction in the scope or discontinuation of government incentive programs would have a materially adverse effect on the demand of the Company’s products.

A significant portion of the Company’s net revenues are from customers located in the PRC, Japan, India, Chile, the United States of America (“USA”), EL Salvador, Germany, Turkey, France and England. Revenues from customers located in the PRC, Japan, India, Chile, the USA, EL Salvador, Germany, Turkey, France and England are as follows:

	Year ended
	December 31, 2016	% of net revenue	December 31, 2017	% of net revenue	December 31, 2018		% of net revenue
	RMB		RMB		RMB	US$

PRC	4,932,284	59%	6,421,123	77%	2,646,767	384,956	59%
Japan	2,363,239	28%	737,813	9%	572,690	83,294	13%
India	18,970	-%	330,738	4%	260,624	37,906	6%
Chile	-	-%	4,282	-%	246,862	35,905	6%
USA	513,690	6%	223,229	3%	182,810	26,589	4%
EL Salvador	-	-%	-	-%	86,002	12,508	2%
Germany	3,089	-%	11,365	-%	33,854	4,924	1%
Turkey	69,956	1%	58,686	-%	2,421	352	-%
France	1,477	-%	182	-%	1,990	289	-%
England	88,129	1%	861	-%	185	27	-%
Others	385,265	5%	575,445	7%	422,010	61,379	9%
Total	8,376,099	100%	8,363,724	100%	4,456,215	648,129	100%

The Company derived significant revenue from sales outside of the PRC. As a result, the Company’s financial performance could be affected by events such as changes in foreign currency exchange rates, trade protection measures and changes in regional or worldwide economic or political conditions.

Management currently expects that the Company’s operating results will, for the foreseeable future, continue to depend on the sale of PV modules to a relatively small number of customers. The Company’s relationships with such key customers have been developed over a short period of time and are generally in their preliminary stages. Any factors adversely affecting the business operations of these customers would have a material adverse effect on the Company’s business and results of operations.

In 2016, 2017 and 2018, sales to the top five customers accounted for approximately 10.7%, 18.9% and 20.0%, respectively, of the Company’s net revenues. There is no individual customer accounting for 10% or more of total revenues for the years ended December 31, 2016, 2017 and 2018.

As of December 31, 2017 and 2018, the top five outstanding accounts receivable balances (net of provisions) accounted for approximately 16.4% and 26.4%, respectively, of the Company’s total outstanding accounts receivable. No individual customer had accounts receivables balances that accounted for more than 10% of the total balance as of December 31, 2017. One individual customer has accounts receivables balances that accounted for more than 10% of the total balance as of December 31, 2018.

Dependence on suppliers

Polysilicon is the most important raw material used in the production of the Company’s PV products. To maintain competitive manufacturing operations, the Company depends on timely delivery by its suppliers of polysilicon in sufficient quantities. The Company’s failure to obtain sufficient quantities of polysilicon in a timely manner could disrupt its operations, prevent it from operating at full capacity or limit its ability to expand as planned, which will reduce the growth of its manufacturing output and revenue.

In order to secure a stable supply of polysilicon and other raw materials, the Company makes prepayments to certain suppliers. Such amounts are recorded as prepayments to suppliers, prepayments to related party suppliers (included in “Amounts due from and prepayments to related parties”) in the Company’s consolidated balance sheets and amounted to RMB 568,883 and RMB 419,084 (US$ 60,953) as of December 31, 2017 and 2018, respectively. The Company makes the prepayments without receiving collateral for such payments. As a result, the Company’s claims for such prepayments would rank only as an unsecured claim, which exposes the Company to the credit risks of the suppliers.

As of December 31, 2017 and 2018, advances, net of any allowance, made to an individual supplier in excess of 10% of total prepayments to the suppliers are as follows:

	December 31,
		2017		2018
	Location	RMB		RMB		US$

Supplier A	Singapore	-	*	-		-
Supplier B	South Korea	130,605		128,017		18,619
Supplier C	Germany	98,135		-	*	-
Total		228,740		128,017		18,619

*As of December 31, 2017, all prepayments of Supplier A was provided with full impairment provision, please refer to note (17) (a). As of December 31, 2018, all prepayments of Supplier C was provided with full impairment provision, please refer to note (17) (b).

The Company obtains some equipment to be used in its manufacturing process from a small number of selected equipment suppliers. In addition, some equipment has been customized based on the Company’s specifications, is not readily available from multiple vendors and would be difficult to repair or replace. If any of these suppliers were to experience financial difficulties or go out of business, the Company may have difficulties in repairing or replacing its equipment in the event of any damage to the manufacturing equipment or a breakdown of the production process. The Company’s ability to deliver products timely would suffer, which in turn could result in order cancellations and loss of revenue. A supplier’s failure to deliver the equipment in a timely manner with adequate quality and on terms acceptable to the Company could delay its capacity expansion of manufacturing facilities and otherwise disrupt its production schedule or increase its costs of production. The Company made deposits of RMB 86,708 and RMB 60,990 (US$ 8,871) as of December 31, 2017 and 2018, respectively, for the purchase of equipment without receiving collateral for such payments. As a result, the Company’s claims for such payments would rank only as an unsecured claim, which exposes the Company to the credit risks of the equipment suppliers.

Concentrations of cash balances held at financial institutions

Cash balances include:

	December 31, 2017	December 31, 2018
	RMB equivalents	RMB equivalents
Cash and cash equivalents held by PRC entities

Denominated in RMB	41,594	49,252
Denominated in U.S. dollar (US$)	63,036	44,161
Denominated in European monetary unit (EURO)	633	1,594
Denominated in Japanese Yen (JPY)	3	6,237
Denominated in Great Britain Pound (GBP)	-	1
Denominated in other currencies:	2	3

Cash and cash equivalents held by non-PRC entities
Denominated in US$	174,128	84,758
Denominated in EURO	23,180	16,911
Denominated in JPY	61,283	40,388
Denominated in THB	92	29,511
Denominated in other currencies:	14,103	19,029
Total cash and cash equivalents	378,054	291,845

	December 31, 2017	December 31, 2018
	RMB equivalents	RMB equivalents
Restricted cash held by PRC entities
Denominated in RMB	135,891	109,809
Denominated in US$	32,807	29,922
Denominated in EURO	9,756	-
Denominated in other currencies:	376	-
Restricted cash held by non-PRC entities
Denominated in US$	160,901	170,222
Denominated in EURO	-	15
Denominated in JPY	-	-
Denominated in other currencies:	2,956	2,568
Total restricted cash	342,687	312,536

The bank deposits with financial institutions in the PRC are uninsured by any government authority. To limit exposure to credit risk relating to bank deposits, the Company primarily places bank deposits in large financial institutions in the PRC with acceptable credit rating. As of December 31, 2017 and 2018, the Company did not deposit cash balances in excess of 10% in any individual PRC financial institution.

(d)	Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management of the Company to make a number of estimates and assumptions relating to the reported amounts of assets and liabilities as well as with respect to the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant items subject to such estimates and assumptions include the useful lives of property, plant and equipment and intangibles with definite lives, recoverability of the carrying values of property, plant and equipment, and intangible assets, the fair value of share-based payments, the collectability of accounts receivable, the realizability of inventories, prepayments and deferred income tax assets, the fair values of financial and equity instruments, the accruals for warranty obligations and loss contingency, and provision for inventory purchase commitments. The current economic environment has increased the degree of uncertainty inherent in those estimates and assumptions.

(e)	Foreign Currency

The Company’s reporting currency is the Renminbi ("RMB"). Assets and liabilities of foreign companies whose functional currency is not RMB are translated into RMB using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the year. Gains and losses resulting from the translation of financial statements of foreign companies are recorded as a separate component of accumulated other comprehensive income within shareholders' equity.

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated into the functional currency using the applicable exchange rates at the balance sheet date. The resulting exchange differences are recorded in “foreign currency exchange gains (losses)” in the Consolidated Statements of comprehensive Loss. Transaction gains and losses resulting from intercompany foreign currency transactions that are of a long-term investment nature are treated in the same manner as translation adjustments and therefore excluded from the determination of net loss.

RMB is not freely convertible into foreign currencies. All foreign exchange transactions involving RMB must take place either through the People’s Bank of China (“PBOC”) or other institutions authorized to buy and sell foreign exchange. The exchange rate adopted for the foreign exchange transactions are the rates of exchange quoted by the PBOC.

For the convenience of readers, certain 2018 RMB amounts have been translated into U.S. dollar amounts at the rate of RMB 6.8755 to US$1.00, the noon buying rate in the City of New York for cable transfers of RMB per U.S. dollar as set forth in the H.10 weekly statistical release of the Federal Reserve Board, as of December 31, 2018. No representation is made that RMB amounts could have been, or could be, converted into U.S. dollars at that rate or at any other certain rate on December 31, 2018, or at any other date.

(f)	Cash, Cash equivalents and Restricted Cash

Cash and cash equivalents consist of cash on hand, cash in bank accounts, and interest bearing savings accounts with an initial term of three months or less.

Restricted cash of RMB 342,687 and RMB 312,536 (US$ 45,456) as of December 31, 2017 and 2018, respectively, represents bank deposits for securing letters of credit and letters of guarantee granted to the Company, primarily for the purchase of inventory and equipment and the guarantee of the offshore bank borrowings. Such letters of credit and letters of guarantee expire within one year.

Cash, cash equivalents and restricted cash as reported in the Consolidated Statement of Cash Flows are presented separately on the Company’s Consolidated Balance Sheet as follows:

	December 31,
	2016	2017	2018
	RMB	RMB	RMB	US$

Cash and cash equivalents	506,642	378,054	291,845	42,447
Restricted cash	361,797	342,687	312,536	45,456
Total	868,439	720,741	604,381	87,903

(g)	Short-term investments

Short-term investments include investments in wealth management products issued by certain banks which are redeemable by the Company at any time. The wealth management products are unsecured with variable interest rates and primarily invested in debt securities issued by the PRC government, corporate debt securities and central bank bills. Interest earned is recorded as interest income amounted to RMB 2,484 as of December 31, 2017 and RMB 1,114 (US$ 162) as of December 31, 2018 in the consolidated statements of comprehensive loss during the years presented.

(h)	Accounts Receivable

Accounts receivable are recorded at the invoiced amount and do not bear interest. The Company maintains an allowance for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments. The allowance for doubtful accounts is based on a review of specifically identified accounts and aging data. Judgments are made with respect to the collectability of accounts receivable balances based on historical collection experience, customer specific facts and current economic conditions. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

In 2016, the Company entered into agreements to sell without recourse certain accounts receivable to several PRC banks. The buyers were responsible for servicing the receivables. The accounts receivables were determined to be legally isolated from the Company and its creditors, even in the event of bankruptcy or other receivership and the Company had surrendered control over the transferred receivables. As a result, the accounts receivables were considered sold and were therefore derecognized. The Company received proceeds from the sale of accounts receivable of RMB 7,412 for the year ended December 31, 2016, and included the proceeds in net cash provided by operating activities in the consolidated statements of cash flows. The Company recorded a loss on the sale of accounts receivable of RMB 357 for the year ended December 31, 2016, which was included in “General and administrative expense”. There were no such transactions in 2017 or 2018.

The Company entered into several agreements with third parties to settle certain of the Company’s payables, other liabilities and accrued expenses by offsetting such amounts against certain accounts receivables and other assets owed by the third party customers for which the Company performs PV cell/PV module processing services etc. of RMB 259,319, RMB 145,462 and RMB 314,084 (US$ 45,682), for the years ended December 31, 2016, 2017 and 2018, respectively. No gain or loss was recognized in such transactions.

(i)	Inventories

Inventories are stated at the lower of cost or market. Cost is determined by using the weighted-average cost method. Cost of work-in-progress and finished goods are comprised of direct materials, direct labour, and an allocation of related manufacturing overhead based on normal operating capacity.

Adjustments are recorded to write down the carrying amount of any obsolete and excess inventory to its estimated net realizable value. Certain factors could impact the realizable value of inventory, so the Company continually evaluates the recoverability based on assumptions about customer demand and market conditions. The evaluation may take into consideration historical usage, expected demand, anticipated sales price, new product development schedules, the effect new products might have on the sale of existing products, product obsolescence, customer concentrations, and other factors. The write-down is equal to the difference between the cost of inventory and the estimated market value based upon assumptions about future demand and market conditions. If actual market conditions are less favorable than those projected by management, additional inventory write-downs may be required that could negatively impact the Group’s gross margin and operating results. If actual market conditions are more favorable, the Company may have higher gross margin when products that have been previously written down are eventually sold. Inventory write-downs due to the lower of cost or market assessment amounted to RMB 89,147, RMB 167,062 and RMB 36,859 (US$ 5,361) for the years ended December 31, 2016, 2017 and 2018, respectively, and were recorded as cost of revenues in the Consolidated Statements of Comprehensive Loss. Inventory write-downs in 2016 and 2017 were mainly due to decrease of selling prices of PV modules. While inventory write-downs in 2018 were due to not only the decrease of selling prices of PV modules, but also lower production levels which increased unit cost for 2018.

(j)	Prepayments to Suppliers

Advance payments for the future delivery of raw materials are made based on written purchase orders detailing product, quantity, pricing and are classified as “prepayments to suppliers” in the consolidated balance sheets. The Company’s supply contracts grant the Company the right to inspect products prior to acceptance. The amount in the balance of the “prepayments to suppliers” is reclassified to “inventories” when inventory is received and passes quality inspection. Such reclassifications of RMB 496,885, RMB 345,917 and RMB 240,912 (US$ 35,039) for the years ended December 31, 2016, 2017 and 2018, respectively, are not reflected as cash outflows from operating activities as they were paid in prior periods. As of December 31, 2016, 2017 and 2018, total long-term prepayments, net of any allowance, made by the Company to suppliers was RMB 343,591, nil and nil, respectively, representing prepayments to suppliers for long-term supply agreements with deliveries scheduled to commence beyond the next twelve months at each respective balance sheet date.

For the years ended December 31, 2016, 2017 and 2018, provisions of RMB 10,672, RMB 229,048 and RMB 20,199 (US$ 2,938) were recognized against the prepayments to suppliers with inventory firm purchase commitment, respectively. See note (17) to the consolidated financial statements. In addition, for the year ended December 31, 2016, due to two suppliers failing to fulfill their delivery obligations and each was in financial difficulty, after assessment, the Company also made total provision of RMB 113,416 against the prepayments to these suppliers, such provision was recorded in “General and administrative expenses” in the Consolidated Statement of Comprehensive Loss. No such provision was made in 2017 and 2018.

(k)	Long-lived Assets

Property, Plant and Equipment

Property, plant and equipment are stated at cost. Depreciation is provided over the estimated useful lives of the asset, taking into consideration any estimated residual value, using the straight-line method. When items are retired or otherwise disposed of, income is charged or credited for the difference between net book value and proceeds received thereon. Ordinary maintenance and repairs are charged to expense as incurred, and replacements and betterments are capitalized. The estimated useful lives of property, plant and equipment are as follows:

Buildings	30 years
Machinery and equipment	4 -25 years
Furniture and fixtures	3 -5 years
Motor vehicles	8 -10 years

Depreciation of property, plant and equipment attributable to manufacturing activities is capitalized as part of the cost of inventory production, and expensed to cost of revenues when the inventory is sold.

Cost incurred in the construction of new facilities, including progress payments and deposits, interest and other costs relating to the construction, are capitalized and transferred out of construction in progress and into their respective asset categories when the assets are ready for their intended use, at which time depreciation commences.

Leases

Leases where substantially all the rewards and risks of ownership of assets remain with the leasing company are accounted for as operating leases. Other leases are accounted for as capital leases. Payments made under operating leases, net of any incentives received by the Company from the leasing company, are charged to the consolidated statements of comprehensive loss on a straight-line basis over the lease periods.

Leases that qualify as capital leases are recorded at the lower of the fair value of the asset or the present value of the future minimum lease payments over the lease term generally using the Company’s incremental borrowing rate. Assets leased under capital leases are included in property, plant and equipment and generally are depreciated over the lease term. Lease payments under capital leases are recognized as a reduction of the capital lease obligation and interest expense.

For a sale-leaseback transaction, an analysis is performed to determine if the Company can record a sale and remove the assets from the balance sheet and recognize the lease; and if so, to determine whether to record the lease as either an operating or capital lease. If the Company has continued involvement beyond a normal lease, the lease is accounted for as a capital lease transaction and the assets and related financing obligation are recognized on the balance sheet.  The Company’s assets under the capital lease transaction were derecognized upon sale at the net book value and rebooked at the financed amount; and the differences between the net book value derecognized and the rebooked financed amount of the assets were deferred and amortized over the lease term. Accordingly, the asset is depreciated over its estimated useful life in accordance with the Company’s policy.

When the assets transaction does not qualify as a sale-leaseback transaction, it will be treated as a financing transaction.

If the sale-leaseback transactions involve asset other than real estate, those are evaluated to determine whether they are considered integral with real estate, in which case the sale-leaseback rules related to real estate are applied.

Refer to note (14) to the consolidated financial statement.

Project assets

Project assets consist primarily of costs relating to solar power projects in various stages of development that are capitalized prior to the completion of the solar power project. These costs include modules, installation and other development costs.

If a project is completed and begins commercial operation prior to entering into a sales agreement, which is at the point when the solar power plant is connected to grids and begins to generate electricity, costs capitalized in the construction of solar power plants under development will be transferred to solar power plants upon completion and when they are ready for its intended use. Any income generated by such project is accounted for as revenue. Depreciation is provided over the estimated useful lives of the projects assets (20-25 years), taking into consideration any estimated residual value, using the straight-line method, and expensed to cost of revenues.

As of December 31, 2017 and 2018, project assets with carrying value of RMB 51,096 and RMB 35,926 (US$ 5,225) were under construction, and project assets with carrying value of RMB 432,648 and 424,359 (US$ 61,721) had completed construction and started power generation, respectively.

For the years ended December 31, 2016, 2017, and 2018, revenue related to the projects assets from power generation were RMB 31,556, RMB 33,532 and RMB 34,392 (US$ 5,002), respectively; deprecation and other related cost of the project assets, which was recorded as “Cost of revenue”, were RMB 31,847, RMB 30,663 and RMB 30,247(US$ 4,399), respectively.

Other Intangible Assets

Trademarks that have an indefinite useful life are not amortized, but instead are tested for impairment at least annually.

Intangible assets, other than trademarks, are amortized on a straight-line basis over the estimated useful lives of the respective assets. The Company’s amortizable intangible assets consist of technical know-how with the following estimated useful life:

Technical know-how	5.5-6 years

Impairment of Long-Lived Assets

Long-lived assets, such as property, plant, and equipment, project assets and intangible assets subject to amortization are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset or asset group be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by that asset or asset group to its carrying value. If the carrying value of the long-lived asset or asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying value exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third party independent appraisals, as considered necessary.

Intangible assets that are not subject to amortization are tested annually for impairment at December 31, and are tested for impairment more frequently if events and circumstances indicate that the asset might be impaired. For intangible assets that are not subject to amortization, an impairment loss is recognized to the extent that the carrying amount exceeds the asset’s fair value.

For the years ended December 31, 2016, 2017 and 2018, a total impairment loss against long-lived assets amounted to RMB 1,277,373, RMB 2,042,198 and nil. Please refer to note (5) for details.

Government grant

Government grants are recorded in the balance sheet when they are received and that the Company will comply with the conditions attaching to them.

Government grants, which are obtained by the Company for the purposes of purchase, construction or acquisition of the long-term assets, will be recorded as “Deferred government grants and other deferred income” in the Consolidated Balance Sheets and are depreciated or amortized evenly over the useful lives of the related assets.

For the years ended December 31, 2016, 2017 and 2018, the Company received government grants of RMB 20,981, RMB 3,299 and RMB 2,700 (US$ 393), respectively, related to the construction of the solar power plants and the procurement of machineries, which were recognized as deferred government grants and other deferred income. The grants amortized and recorded in “Other income” in the Consolidated Statement of Comprehensive loss amounted to RMB 49,362, RMB 49,669 and RMB 56,362 (US$ 8,198) for the years ended December 31, 2016, 2017 and 2018, respectively.

Government grants other than those related to assets, will be recorded as “Deferred government grants and other deferred income ” and recognized and recorded in “Other income” in the Consolidated Statement of Comprehensive loss in the period in which the related expenses are recognized if the grants are intended to compensate for future expenses or losses, and otherwise recognized and recorded in “Other income” in the Consolidated Statement of Comprehensive loss for the current period if the grants are used to compensate for expenses or losses that have been incurred.

(l)	Land and Land Use Rights

Land represents the cost of land acquired outside the PRC with indefinite useful life.

Land use rights represent the cost of rights to use land in the PRC. Land use rights are carried at cost and charged to expense on a straight-line basis over the respective periods of the rights of 45 - 50 years.

(m)	Equity Investments

Prior to January 1, 2018, the Company’s investment included equity method investments and cost method investment.

Investments in entities where the Company does not have a controlling financial interest, but has the ability to exercise significant influence over the operating and financial policies of the investees and the investments are in either common stock or in-substance of common stock, are accounted for using equity method accounting. Under the equity method accounting, the Company’s share of the investees’ results of operations is included in “Equity in Income/Loss of Affiliates” in the Company’s Consolidated Statements of Comprehensive Loss. Equity investments are accounted for under cost method when the Company does not have the ability to exercise significant influence over the operating and financial policies of the investees. Under the cost method of accounting, the Company records an investment in the equity of an investee as cost, and recognizes as income dividends received that are distributed from net accumulated earnings of the investee since the date of acquisition. The Company does not have available-for-sale investment.

In case the Company sells modules to its equity method investee, the profit derived from the transaction is eliminated to the extent of the Company’s shares in that investee, and the income is credited against “Investments in affiliated companies” in the Consolidated Balance Sheets and deferred until the project assets are ultimately sold to external customers

On January 1, 2018, the Company adopted new financial instruments accounting standard ASU No. 2016-01, which requires equity investments to be measured at fair value with subsequent changes recognized in net income, except for those accounted for under the equity method or requiring consolidation. The new standard also changes the accounting for investments without a readily determinable fair value and that do not qualify for the practical expedient to estimate fair value. A policy election can be made for these investments whereby investment will be carried at cost and adjusted in subsequent periods for any impairment or changes in observable prices of identical or similar investments. As of December 31, 2018, the Company’s investments include equity method investments and equity investments without a readily determinable fair value.

Equity investments without readily determinable market values are measured at cost minus impairments, if any, plus or minus changes resulting from observable price changes in orderly transactions for identical or a similar investment of the same issuer. The changes in the fair value of these equity investments, if any, are recognized in the consolidated statement of comprehensive income. As of December 31, 2018, no adjustments were made to the carrying amount because of observable price changes and impairment charges.

See note (8) to the consolidated financial statements.

(n)	Statutory Reserves

In accordance with the relevant laws and regulations of the PRC, PRC enterprises are required to transfer 10% of their after tax profit, as determined in accordance with PRC accounting standard and regulations to a general reserve fund until the balance of the fund reaches 50% of the registered capital of the enterprise. The transfer to this general reserve fund must be made before distribution of dividends. As of December 31, 2017 and 2018, the PRC subsidiaries of the Company had appropriated RMB 501,232 and RMB 501,697 (US$ 72,969), respectively, to the general reserve fund, which is restricted from being distributed to the Company, and if applicable, to the non-controlling interests.

(o)	Share-based Payment

The Company measures the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award and recognizes the costs over the period the employee is required to provide service in exchange for the award, which generally is the vesting period. The Company estimates grant date fair value using the Black Scholes-Merton option pricing model. The Company recognizes compensation cost for an award with only service conditions that has a graded vesting schedule on a straight-line basis over the requisite service period for the entire award, net of estimated forfeitures, provided that the cumulative amount of compensation cost recognized at any date at least equals the portion of the grant date value of such award that is vested at that date. Forfeiture rates are estimated based on historical and future expectations of employee turnover rates.

(p)	Revenue Recognition

On January 1, 2018, the Company adopted new revenue guidance ASC Topic 606, “Revenue from Contracts with Customers” (“ASC 606”), by applying the modified retrospective method under which the Company has elected to adopt the standard applied to those contracts that were not completed at January 1, 2018. Results for reporting periods beginning after January 1, 2018 are presented under Topic 606, while prior period amounts are not adjusted and continue to be reported in accordance with the Company’s historical accounting practices under ASC Topic 605 “Revenue Recognition”.

Practical expedient

Upon the election of the practical expedient under ASC 340-40-25-4, the incremental costs of obtaining a contract are expensed when incurred if the amortization period of the asset that the entity otherwise would have recognized is one year or less. For the years ended December 31, 2018, no incremental cost was capitalized as assets.

Based on the considerations that there is no difference between the amount of promised consideration and the cash selling price of product sales, in addition the actual length of time between when the Company transfers products to the customer and when the customer pays for those products has been generally within one year, the Company assessed and concluded that there was no significant financing component in place within its products sales as a practical expedient in accordance with ASC 606-10-32-18. As the retainage term is made to secure the future effective operation of solar modules and not to provide customer with significant financing, no significant financing component is considered to exist in the sales contract with retainage terms.

The Company has determined that the impact of the transition to the new standard is not material to the Company’s revenue recognition model since the vast majority of the Company’s revenue recognition is based on point in time transfer of control. The impact of ASC 606 adoption relates to the timing of recognition of retainage amounts is discussed below:

The Company negotiated payment terms on a case by case basis and requires most of its overseas’ customers to make full payment within 30 to 90 days and domestic customers to make 90% to 95% of payment within 180 days after delivery and the rest will be paid when the Retainage Period (as defined below) ends.

For the contracts with retainage terms signed and 5% to 10% of the withholding payment not collected before the adoption date (January 1, 2018), management concluded that the contracts are not completed before the adoption date as the 5% to 10% of the revenue related to retainage is considered to be substantial. According to the sales contracts, the retainage was to ensure the Company’s products meet specifications and perform as planned over the 1-2 year period, and there is no remaining service the Company is obligated to perform after the delivery. As a result of adopting the new accounting standard, for the sales contracts that were not complete at January 1, 2018 with retainage terms, under which customers were allowed to withhold payment of 5% to 10% of the full contract price as retainage for a specified period from one year to two year since normal operation of related customer’s solar project (“Retainage Period”), revenue from retainage is recognized upon the Company satisfied its performance obligation to transfer the goods to its customers instead of deferring recognition until the customers pay it after the Retainage Period expires. Revenue recognition for the Company’s other sales arrangements, including sales of solar modules, wafers, cells and revenue from generated electricity, EPC, remained materially consistent with historical practice.

The Company also considers the situations when certain domestic customers in mainland China settle the 5% to 10% retainage, usually from one to two years, according to the sales contract as constituting variable consideration. As historically the Company has been able to the collect the full amount from the customers when the retainage period expires, the Company concludes that the variable consideration related to retainage does not have a material impact under ASC 606.

Upon the adoption of ASC 606, for the contracts with retainage terms signed and executed prior to the adoption date of January 1, 2018, the timing of revenue recognition of 5% to 10% withholding payment has changed from the day customers pay for the retainage portion to the day that the goods are transferred to the customers as the Company believes all performance obligations have been satisfied. The adoption impact, representing the amount of revenue that would have been recognized under ASC 606, but not ASC 605 upon the adoption date, is recorded as adjustment to the Company’s accumulative deficits at January 1, 2018. The following table summarizes the impact of adopting ASC Topic 606 on the Company’s Consolidated Balance sheet as of January 1, 2018:

	Balance at January 1, 2018 before adjustment	Adjustments due to ASC Topic 606	Balance at January 1, 2018
	RMB’000	RMB’000	RMB’000
ASSETS
Current assets:
Accounts receivable, net - third parties	2,142,188	27,550	2,169,738
Shareholders’ deficit:
Accumulated deficit	(18,746,454)	27,550	(18,718,904)

The Company’s accounting practices under ASC Topic 606, “Revenue from Contracts with Customers” are as followings:

Revenue Recognition – Module, Cells, Wafers and Raw material: The Company’s module, cells, wafers and raw material sales arrangements generally do not contain variable considerations and are short-term in nature. The Company recognizes revenue for module, cells, wafers and raw material at a point in time based on management’s evaluation of when the customer obtains control of the products. Revenue is recognized as performance obligation under the terms of a contract with the customer is satisfied and the control of the product has been transferred to the customer. Sales of goods do not include multiple product and/or service elements.

Revenue Recognition – PV System: Sales of PV systems consist of the delivery, assembly and installation of PV modules, related power electronics and other components. The assembly and installation of PV systems are short, generally lasting between 1 and 3 months, and require advance payments from the customer. Customer acceptance is evidenced by a signed project acceptance document. After the acceptance document is obtained, the Company’s sales arrangements for PV system do not contain any forms of continuing involvement that may affect the revenue or profit recognition of the transactions, nor any variable considerations for energy performance guarantees. The Company therefore determined its single performance obligation to the customer is the sale of an installed PV system. The Group recognizes revenue for sales of PV system at a point when customer acceptance is obtained, as according to the contracts, the Company is entitled for compensation for the costs incurred plus a reasonable profit margin only when the customer acceptance is obtained.

Revenue Recognition – Solar Power Station Construction (also known as “EPC service”): The Company generally recognizes revenue for EPC services over time as the performance creates or enhances an energy generation asset controlled by the customer. For such sale arrangements, the Company recognizes revenue using cost based input methods, which recognize revenue and gross profit as work is performed based on the relationship between actual costs incurred compared to the total estimated costs of the contract, after consideration of the customers’ commitment to perform its obligations under the contract, which is typically measured through the receipt of cash deposits. In applying cost based input methods of revenue recognition, the Company uses the actual costs incurred relative to the total estimated costs (including solar module costs) to determine the progress towards contract completion and to calculate the corresponding amount of revenue and gross profit to recognize. Cost based input methods of revenue recognition are considered a faithful depiction of efforts to satisfy long-term construction contracts and therefore reflect the transfer of goods to a customer under such contracts. Cost based input methods of revenue recognition require the Company to make estimates of net contract revenues and costs to complete the projects. In making such estimates, significant judgment is required to evaluate assumptions related to the amount of net contract revenues, including the impact of any performance incentives, liquidated damages, and other payments to customers. Significant judgment is also required to evaluate assumptions related to the costs to complete the projects, including materials, labor, contingencies, and other system costs. If the estimated total costs on any contract are greater than the net contract revenues, the Company recognizes the entire estimated loss in the period the loss becomes known. The cumulative effect of revisions to estimates related to net contract revenues or costs to complete contracts are recorded in the period in which the revisions to estimates are identified and the amounts can be reasonably estimated. The effect of the changes on future periods is recognized as if the revised estimates had been used since revenue was initially recognized under the contract. Such revisions could occur in any reporting period, and the effects may be material depending on the size of the contracts or the changes in estimates. As of December 31, 2017 and 2018, costs recognized in excess of amounts billed to customers amounted to RMB 8,962 and RMB 21,242 (US$
3,090
), representing contract assets, respectively, and are included in accounts receivable in the consolidated balance sheets.

Revenue Recognition – Processing: Starting from 2015, the Company provides PV cells/PV module processing services to customers. Under certain of these processing service arrangements, the Company purchases raw materials from a customer and agrees to sell a specified quantity of PV cells/PV modules produced from such materials back to the same customer. The Company recognizes revenue from these processing transactions on a net basis, that is, the revenue is recorded based on the amount received for PV cells / PV modules sold less the amount paid for the raw materials purchased from the customer. The Company recognizes revenue for processing at a point in time based on management’s evaluation of when the customer obtains control of the PV cells/PV modules. Revenue is recognized as performance obligation under the terms of a contract with the customer is satisfied and the control of the PV cells/PV modules has been transferred to the customer.

Revenue Recognition – Electricity generation: The Company’s electricity generation sales arrangements generally do not contain variable considerations and multiple service. The Company recognizes revenue each period based on the volume of electricity transmitted to the grid and the price stated in the electricity sales contract and subsidies granted by government.

The following table summarizes the impact of adopting ASC Topic 606 on the Company’s Consolidation Statements of Operations for the year ended December 31, 2018 due to the adoption of ASC Topic 606:

	For the year ended December 31, 2018
	As reported	Amount Without Adoption of ASC Topic 606	Effect of Change Higher/(Lower)
	RMB’000	RMB’000	RMB’000
Total revenues	4,456,215	4,479,242	(23,027)
Loss from operations	(1,043,014)	(1,019,987)	(23,027)
Net loss	(1,654,240)	(1,631,213)	(23,027)
Net loss attributable to Yingli Green Energy	(1,613,281)	(1,590,254)	(23,027)
Net loss per share	(8.88)	(8.75)	(0.13)

The following table summarizes the impact of adopting ASC Topic 606 on the Company’s Consolidated Balance sheet as of December 31, 2018:

	As reported	Amount Without Adoption of ASC Topic 606	Effect of Change Higher/(Lower)
	RMB’000	RMB’000	RMB’000
Current assets:
Accounts receivable, net - third parties	1,623,559	1,619,036	4,523
Shareholders’ deficit:
Accumulated deficit	(20,332,185)	(20,336,708)	4,523

The Company’s historical accounting practices under ASC Topic 605 “Revenue Recognition” are as followings:

Revenue Recognition – Module, Cells, Wafers and Raw material: The Company’s sales of PV modules, Cells, Wafers and Raw material from PRC to foreign customers, delivery of the products occurs at the point the product is delivered to the named port of shipment, which is when the risks and rewards of ownership are transferred to the customer. For sales of PV modules to domestic customers in PRC or by foreign subsidiaries, delivery of the product occurs at the point the product is received by the customer, which is when the risks and rewards of ownership have been transferred.

Revenue Recognition – PV System: Sales of PV systems consist of the delivery, assembly and installation of PV modules, related power electronics and other components. The Company considers the PV system to be delivered, and the risks and rewards of ownership transferred, when installation of all components is complete and customer acceptance is received. Customer acceptance is evidenced by a signed project acceptance document. The assembly and installation of PV systems is short, generally lasting between 1 to 3 months, and requires advance payments from the customer.

Revenue Recognition – Solar Power Station Construction (also known as “EPC service”): The Company recognizes revenue for solar power station constructed for commercial customers according to ASC 605-35, Revenue Recognition-Construction-Type and Production Type Contracts. Revenue is recognized on a percentage-of-completion basis, based on the ratio of total costs incurred to date to total projected costs. Provisions are made for the full amount of any anticipated losses on a contract-by-contract basis. The Company recognized nil loss for these types of contracts for the years ended December 31, 2015, 2016 and 2017. Costs in excess of billings are recorded where costs recognized are in excess of amounts billed to customers of purchased commercial solar power stations.

Revenue Recognition – Processing: The Company recognizes revenue for PV cells/PV module processing services to customers on a net basis, that is, the revenue is recorded based on the amount received for PV cells/PV modules sold less the amount paid for the raw materials purchased from the customer.

Revenue Recognition – Electricity generation: For revenue from electricity generation, the Company recognizes revenue when persuasive evidence of a power purchase arrangement with the power grid company exists, electricity has been generated and been transmitted to the grid and the electricity generation records are reconciled with the grid companies, the price of electricity is fixed or determinable and the collectability of the resulting receivable is reasonably assured.

In 2010 - 2012, a government subsidy project called “Golden Sun” program was proposed by the Ministry of Finance of PRC (“MOF”), to support and encourage PV stations installation. PV station owners could apply for a “Golden Sun” subsidy for the PV station to be constructed and solar companies may bid for the project as target vendors who would be authorized to supply PV modules to qualified PV station. According to detail implementation guidance, the government will give subsidy to each qualified PV station owners and the PV station owners’ obligation was to make sure that qualified PV stations would be successfully connected to national electric grid and pass the acceptance check by authorized supervisor appointed by the government (“government acceptance check”) within the period required by the government.

Instead of paying full subsidy to PV station owners directly, the government should pay partial subsidy to qualified suppliers on behalf of PV station owners as advance before the commencement of construction of PV stations. Yingli China was a successful bidder as the qualified supplier for “Golden Sun” program. For year ended December 31, 2015, as agreed with local government of Hebei Province, due to that certain PV stations didn’t start construction and passed the government acceptance check within the required period, subsidy with RMB 286,277 that was received in 2010 would be clawed back. The Company therefore reclassified the government subsidy from “Advances from customers” to payables. As of year ended December 31, 2017 and 2018, payables in relation to “Golden Sun” program remained RMB 248,887 and RMB 248,887 (US$
36,199
).

The sales of the subsidiaries in the PRC are subject to Value added tax (“VAT”) at a general rate at 17% from January to April and 16% from May to December 2018, some of these subsidiaries have also been approved to use the “exempt, credit, refund” method on goods exported providing a tax refund at certain rate. Input VAT on purchases of raw materials and certain fixed assets can be deducted from output VAT. As of December 31, 2017 and 2018, VAT recoverable represents the net difference between output and deductible input VAT and tax refund to be collected. Related surcharges, such as urban maintenance and construction tax as well as surtax for education expenses are recorded in cost of revenue.

(q)	Research and Development

Research and development costs are expensed as incurred. Its research and development costs consist primarily of compensation and related costs for personnel, material, supplies, equipment depreciation and laboratory testing costs.

(r)	Employee Benefits Plans

Pursuant to the relevant PRC regulations, the Company is required to make contributions for each PRC employee at a rate of 20% on a standard salary base as determined by the local Social Security Bureau, to a defined contribution retirement program organized by the local Social Security Bureau. In addition, the Company is also required to make contributions for each PRC employee at rates of 6%-11%, 0.5%-0.7%, 8%-11% and 0.1%-1.8% of standard salary base for medical insurance benefits, unemployment, housing fund and other statutory benefits, respectively. Total amount of contributions for the years ended December 31, 2016, 2017 and 2018 was RMB 193,111, RMB 135,384 and RMB 126,633 (US$ 18,418), respectively.

(s)	Warranty Cost

Before September 30, 2011, the Company’s multicrystalline PV modules are typically sold with a two or five-year limited warranty for defects in materials and workmanship, and a 10-year and 25-year warranty guaranteeing 90% and 80% of initial power generation capacity, respectively. Effective October 1, 2011, the Company implemented a new and improved warranty terms for multicrystalline PV module that guarantees 91.2% and 80.7% of initial power generation capacity for 10 years and 25 years, respectively. Further, in respect of monocrystalline Panda PV module, the Company guarantees 98.0%, 92.0% and 82.0% of initial power generation for the first year, 10 years and 25 years, respectively. In addition, based on customers’ specific requirements, the Company provides the multicrystalline PV modules with linear-based warranty which guarantees each year’s power output during the twenty-five-year warranty period. The Company bears the risk of warranty claims long after the Company has sold its products and recognized revenues. The Company has sold PV modules since January 2003, and none of the Company’s PV modules has been in use for the entire warranty periods. In connection with the Company’s PV system sales in the PRC, the Company provides a one- to five- year warranty against defects in the Company’s modules, storage batteries, controllers and inverters.

The Company performs industry-standard testing to test the quality, durability and safety of the Company’s products. As a result of such tests, management believes the quality, durability and safety of its products are within industry norms. Management’s estimate of the amount of its warranty obligation is based on the results of these tests, consideration given to the warranty accrual practice of other companies in the same industry and the Company’s expected failure rate and future costs to service failed products. The Company’s warranty obligation will be affected by its estimated product failure rates, the costs to repair or replace failed products and potential service and delivery costs incurred in correcting a product failure. Consistent with the practice of the solar industry, the Company has adopted the equivalent of 1% of product revenues to estimate the cost of its warranty obligation and recorded a warranty liability on that basis. In light of the historical sharp decline and the anticipated long-term decreasing trend of module prices, which it estimates to reflect replacement cost, as well as based on the accumulation of longer operating experience, the Company reassessed and updated the estimation of future warranty costs with effect in 2018. The updated accrual basis consists two major inputs, which are the 1% expected failure rate and the product replacement cost. Based on the actual claims incurred during the past years which appears to be consistent with the market practice, the Company projected the expected failure rate as 1% for the whole warranty period, which is consistent with prior assumptions. Based on the Company’s actual claims experience in the historical periods as well as management’s current best estimation, the Company believes that the average selling price of solar modules over the past two years more accurately reflects the estimated warranty cost liability in connection with the products sold by the Company as opposed to the current and past spot prices.
When the Company accrues the warranty liability, it also considers other inputs, including costs to repair failed products, potential service and delivery costs incurred etc.

According to the updated product replacement cost included in the warranty liability estimation which continued to drop in recent years, the Company reversed recorded warranty liability of RMB
73,872
(US$
10,744
) in 2018 as a change in estimate.

Actual warranty costs are charged against the accrued warranty liability. Warranty expense is recorded as selling expense.

Changes in the carrying amount of accrued warranty liability are as follows:

	Year Ended December 31,
	2016	2017	2018
	RMB	RMB	RMB	US$

Beginning balance	792,139	841,806	888,902	129,285
Warranty provision for the current year	84,924	74,856	35,339	5,140
Warranty costs incurred or claimed	(35,257)	(27,760)	(29,228)	(4,251)
Reversal to selling expense–change in estimate	-	-	(73,872)	(10,744)
Total accrued warranty cost	841,806	888,902	821,141	119,430
Less: accrued warranty cost, current portion	37,462	39,949	34,376	5,000
Accrued warranty cost, excluding current portion	804,344	848,953	786,765	114,430

(t)	Firm Purchase Commitment

The Company entered into several long-term fixed price contracts to purchase polysilicon to ensure an adequate supply of polysilicon to operate its plants. These contracts represent firm purchase commitments which are evaluated for potential market value losses. Considering the effect of foreign exchange re-measurement, for the years ended December 31, 2016 and 2018, provision for reserve for inventory purchase commitments recognized was RMB 90,300 and RMB 67,002 (US $ 9,745), respectively. For the year ended December 31, 2017, reversal of reserve for inventory purchase commitments recognized was RMB 82,032. For the years ended December 31, 2016, 2017 and 2018, provision for prepayments in relation to inventory purchase commitments recognized was RMB 10,672, RMB 229,048 and RMB 20,199 (US$2,938). See note (17) to the consolidated financial statements.

(u)	Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and any tax loss and tax credit carry forwards. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred income tax assets and liabilities of a change in tax rates or tax laws is recognized in the consolidated statements of comprehensive loss in the period the change in tax rates or tax laws is enacted. A valuation allowance is provided to reduce the amount of deferred income tax assets if it is considered more likely than not that some portion or all of the deferred income tax assets will not be realized.

The Company recognizes in the consolidated financial statements the impact of an unrecognized tax benefit, if the position is not more likely than not of being sustained upon examination, based on the technical merits of the position. Recognized income tax benefits are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Company’s accounting policy is to accrue interest and penalties related to unrecognized tax benefits, if and when required, as interest expense and general and administrative expenses, respectively, in the consolidated statements of comprehensive loss.

(v)	Commitments and Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated.

The Company is exposed to risks associated with liability claims in the event that the use of the PV products the Company sells results in injury. The Company does not maintain any third-party liability insurance coverage other than limited product liability insurance or any insurance coverage for business interruption. As a result, the Company may have to pay for financial and other losses, damages and liabilities, including, those in connection with or resulting from third-party product liability claims and those caused by natural disasters and other events beyond the Company’s control, out of its own funds, which could have a material adverse effect on its financial conditions and results of operations.

(w)	Segment Reporting

The Company uses the management approach in determining reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker for making operating decisions, allocating resources and assessing performance as the source for determining the Company’s reportable segments. Management has determined that the Company has only one operating segment.

(x)	Earnings Per Share

In accordance with FASB ASC Topic 260, Earnings Per Share, basic earnings per share is computed by dividing net income attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the year.

Diluted earnings per share is calculated by dividing net income attributable to ordinary shareholders as adjusted for the effect of dilutive ordinary equivalent shares, if any, by the weighted average number of ordinary and dilutive ordinary equivalent shares outstanding during the year. Ordinary equivalent shares consist of the ordinary shares issuable upon the exercise of outstanding share options (using the treasury stock method). Potential dilutive securities are not included in the calculation of dilutive earnings per share if the impact is anti-dilutive.

(y)	Fair Value Measurements

The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

Level 1	Inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.
Level 2	Inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.
Level 3
Inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which a fair value measurement in its entirety falls is based on the lowest level input that is significant to the fair value measurement in its entirety.

See note (7) to the consolidated financial statements.

(z)	Recently Issued Accounting Standards

New Accounting Standards Adopted

On January 1, 2018, the Company adopted new revenue guidance ASC Topic 606, “Revenue from Contracts with Customers” (“ASC 606”). The Company chose to use the modified retrospective transition approach under which the cumulative effect of ASC 606 adoption as an adjustment to the opening retained earnings on January 1, 2018. The timing of revenue recognition for its variable consideration will change under this new standard. This variable consideration arises from situations when certain domestic customers in mainland China settle the 5% to 10% retainage (withheld payment of receivables), usually from one to two years, according to the sales contract. Such amount was recognized under ASC 605 as revenue when certain contingencies stated in the contracts are met and the 5% to 10% withholding payment is paid by customers. The timing of the recognition of such amounts is currently changed under ASC 606 to when the PV modules are transferred to the customers under ASC 606 because the obligations have been satisfied when the PV modules are transferred to the customers and there is no remaining service the Company is obligated to perform after the delivery. Thus, the adoption of ASC 606 shall cause an adjustment to the Company’s accumulated deficits as of January 1, 2018. Please refer to Note (2) (p).

In January, 2016, the FASB issued ASU No. 2016-01, ASU No. 2016-01, Financial Instruments—Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”). This accounting standard retains the current accounting for classifying and measuring investments in debt securities and loans, but requires equity investments to be measured at fair value with subsequent changes recognized in net income, except for those accounted for under the equity method or requiring consolidation. This guidance also changes the accounting for investments without a readily determinable fair value and that do not qualify for the practical expedient to estimate fair value. A policy election can be made for these investments whereby estimated fair value may be measured at cost and adjusted in subsequent periods for any impairment or changes in observable prices of identical or similar investments. This revised guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The Company adopted this guidance on January 1, 2018 and it did not have a material effect on the Company’s consolidated financial statements.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash, to address the diversity in the classification and presentation of changes in restricted cash in the statement of cash flows, by requiring entities to combine the changes in cash and cash equivalents and restricted cash in one line. As a result, entities will no longer present transfers between cash and cash equivalents and restricted cash in the statement of cash flows. Additionally, if more than one line item is recorded on the balance sheet for cash and cash equivalents and restricted cash, a reconciliation between the statement of cash flows and balance sheet is required. The guidance is effective for interim and annual periods beginning on or after December 15, 2017 using a retrospective transition method and early adoption is permitted. The Company adopted this guidance on January 1, 2018 using retrospective method to all periods presented in the consolidated statement of cash flows. Upon adoption the restricted cash balances are now included within beginning and ending cash, cash equivalents and restricted cash in the Company’s consolidated statements of cash flows. Cash flows were restated for years ended December 31, 2016 and 2017.

New Accounting Standards Not Yet Adopted

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which requires that a lessee should recognize the assets and liabilities that arise from operating leases. A lessee should recognize in the balance sheet a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the underlying asset for the lease term. For leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election by class of underlying asset not to recognize lease assets and lease liabilities. If a lessee makes this election, it should recognize lease expenses for such lease generally on a straight-line basis over the lease term. The new lease standard also provides lessees with a practical expedient, by class of underlying asset, to not separate non-lease components from the associated lease component. If a lessee makes that accounting policy election, it is required to account for the non-lease components together with the associated lease component as a single lease component and to provide certain disclosures. Lessors are not afforded a similar practical expedient. The amendments in this Update are effective for the Company for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years for public entities. Entities were initially required to adopt the new lease standard using a modified retrospective transition method. Under that transition method, an entity initially applies the new lease standard (subject to specific transition requirements and optional practical expedients) at the beginning of the earliest period presented in the financial statements. In July 2018, the FASB issued ASU 2018-11, which provides another transition method in addition to the existing transition method by allowing entities to initially apply the new lease standard at the adoption date and recognize a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption and not recast prior periods. This ASU also provides lessors with a practical expedient, by class of underlying asset, to not separate non-lease components from the associated lease component, similar to the expedient provided for lessees. However, the lessor practical expedient is limited to circumstances in which the non-lease component or components otherwise would be accounted for under the new revenue guidance and both (1) the timing and pattern of transfer are the same for the non-lease component(s) and associated lease component and (2) the lease component, if accounted for separately, would be classified as an operating lease.

The Company will adopt the new guidance effective January 1, 2019 using an additional transition method approach through a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption and not recast prior periods. The Company estimates that in the range of approximately RMB15 million to RMB20 million would be recognized as total right-of-use assets and total lease liabilities on its consolidated balance sheet as of January 1, 2019. However, the Company does not expect the adoption to have a material impact to its Statement of Cash Flows or Statement of Comprehensive Income.

Upon adoption of ASC 842, the Company intends to elect the following practical expedient:

•
If at the lease commencement date, a lease has a lease term of 12 months or less and does not include a purchase option that is reasonably certain to exercise, the Company will elect not to apply ASC 842 recognition requirements.

●	As the Company plans to apply the additional transition method allowed per ASU 2018-11, the Company intends to elect not to reassess arrangements entered into prior than January 1, 2019 for whether an arrangement is or contains a lease, the lease classification applied or to separate initial direct costs.

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, which eliminates the probable recognition threshold for credit impairments. The new guidance broadens the information that an entity must consider in developing its expected credit loss estimate for assets measured either collectively or individually to include forecasted information, as well as past events and current conditions. There is no specified method for measuring expected credit losses, and an entity is allowed to apply methods that reasonably reflect its expectations of the credit loss estimate. For public business entities that are SEC filers, the amendments are effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. The Company is in the process of evaluating the impact of the amendments on its consolidated financial statements. The adoption of this guidance may have a material impact on the Company's consolidated financial statements.

In January 2017, the FASB issued ASU 2017-01, Business Combinations (Topic 805)-Clarifying the Definition of a Business (“ASU 2017-01”), which clarifies the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. This update is effective for fiscal years beginning after December 15, 2017 and early adoption is permitted. The Company adopted this guidance on January 1, 2018 with no material impact on the consolidated financial statements.

In May 2017, the FASB issued guidance within ASU 2017-09: Scope of Modification Accounting. The amendments in ASU 2017-09 to Topic 718, Compensation - Stock Compensation, provide guidance about which changes to the terms or conditions of a share-based payment award require an entity to apply modification accounting. An entity should account for the effects of a modification unless all of the following conditions are met: the fair value of the modified award is the same as the fair value of the original award immediately before the original award is modified; the vesting conditions of the modified award are the same as the vesting conditions of the original award immediately before the original award is modified; and the classification of the modified award as an equity instrument or a liability instrument is the same as the classification of the original award immediately before the original award is modified. The amendments should be applied prospectively to an award modified on or after the adoption date. The amendments are effective for annual periods, and interim periods within those annual periods, beginning after December 31, 2018. The adoption of this guidance is not expected to have a material impact on the Company's consolidated financial statements.

In August 2017, the Financial Accounting Standard Board (“FASB”) issued ASU 2017-12, Derivatives and Hedging (Topic 815) – Targeted Improvements to Accounting for Hedging Activities, to simplify certain aspects of hedge accounting for both non-financial and financial risks and better align the recognition and measurement of hedge results with an entity’s risk management activities. ASU 2017-12 also amends certain presentation and disclosure requirements for hedging activities and changes how an entity assesses hedge effectiveness. ASU 2017-12 is effective for fiscal years and interim periods within those years beginning after December 15, 2018, and early adoption is permitted. The Company does not expect that the new standard will have a material impact on its consolidated financial statements.